nCino and Salesforce Expand Strategic Partnership to Further Modernize the Financial Services Industry
Leaders in cloud innovation reinforce alliance to provide best-in-class solutions to the financial services industry by extending successful partnership to 2031
Updated commercial terms expected to improve nCino’s subscription gross margins
Wilmington, N.C. – December 21, 2023 - nCino, Inc. (NASDAQ: NCNO), a pioneer in cloud banking for the global financial services industry, today announced an expanded partnership with Salesforce to accelerate the delivery of best-in-class cloud solutions to the financial services industry. This builds on nCino and Salesforce’s long-standing collaboration, established in 2011, to empower financial institutions with digital innovations that increase efficiency, transparency, and reduce risks while driving customer growth and loyalty.
“Our strategic partnership with Salesforce has enabled nCino to transform the financial services industry by providing industry-specific solutions that drive efficiencies, deliver intelligence, and help institutions modernize for a more agile future,” said Pierre Naudé, Chairman and CEO of nCino. “We’re glad to again be expanding our work with Salesforce and are committed to utilizing each other’s strengths to further benefit financial institutions of all sizes around the globe.”
“nCino’s success is a testament to the enormous opportunity in front of ISVs building on Salesforce,” said Brian Landsman, Executive Vice President, Global Technology Partners, at Salesforce. “Salesforce is the world’s #1 AI CRM, trusted by thousands of partners to power purpose-built solutions for highly specialized industries. The expansion of our work with nCino will only accelerate how our customers are reimagining the future of personalized financial services.”

As part of the agreement, nCino will deepen its connectivity to Salesforce platform tools including CRM, powered by AI and automation, and Financial Services Cloud. These innovations will empower financial institutions utilizing nCino and Salesforce to further modernize customer experiences like onboarding, loan origination, deposit account opening, and portfolio management.
The expanded agreement also includes updated commercial terms which are expected to improve nCino’s subscription gross margins, minimum payment commitments from nCino during the first four fiscal years of the term of the extension, and an extension of the term of the agreement to 2031.

About nCino
nCino (NASDAQ: NCNO) is the worldwide leader in cloud banking. Through its single software-as-a-service (SaaS) platform, nCino helps financial institutions serving corporate and commercial, small business, consumer, and mortgage customers modernize and more effectively onboard clients, make loans, manage the loan lifecycle, and open accounts. Transforming how financial institutions operate through innovation, reputation and speed, nCino is partnered with more than 1,850 financial services providers globally. For more information, visit www.ncino.com.

Salesforce, Financial Services Cloud and others are among the trademarks of Salesforce, Inc.

nCino Media Contacts
Natalia Moose
press@ncino.com

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